                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported):June 5, 2001

                                 VOICENET, INC.
             (Exact Name of Registrant as Specified in its Charter)

         Delaware                      333-12979                13-3896031
(State or other Jurisdiction     (Commission File No.)       (I.R.S. Employer
 of Incorporation or                                      Identification Number)
      Organization)

400 5th Avenue, Waltham, MA                                        02451
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code:  781-890-6798

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Item 5.  Other Events and Regulation FD Disclosure.

         On  June  5,  2001,   Alan  Dawson  tendered  his  resignation  as  the
Registrant's  Chairman,  Chief  Executive  Officer  and  member  of its Board of
Directors.  On June  6,  2001,  the  Registrant  accepted  the  resignation.  In connection with the  resignation,  the Registrant paid a severance amount to Mr.
Dawson of $98,000 and agreed to waive the  repayment  of  approximately  $75,000 which  had been  advanced  by the  Registrant  to Mr.  Dawson.  Mr.  Dawson  had
previously advised the Registrant that the Management Services Agreement between the Registrant and Boston  Consulting,  Ltd., which is referred to in certain of the  Registrant's  periodic  reports  filed  with the  Securities  and  Exchange
Commission,  was not  "formally  set into effect nor is it intended that such be the case."

         On June 6, 2001,  the  Registrant's  Board of Directors  elected  James
Carmichael  to fill a vacancy on its Board of  Directors  and to the position of
President,  which is the Registrant's Chief Executive Officer. Mr. Carmichael is
the Managing Director of the Registrant's majority shareholder.

         Reference  is made to Item 5 of Part II of the  Registrant's  Report on
Form 10-QSB for the quarterly period ended March 31, 2001. The Registrant has no binding  agreement with respect to the proposed merger with ESS Holdings,  Inc.,
ESS.Com,   L.L.C.,   5CD+1,  Inc.,  Finger  Lakes  Technologies,   Inc  .,  Saka
International, Inc. and Telecom Holdings of Andover, Inc. or any related entity.
The  Registrant's new President has met with  representatives  of such companies and  intends  to engage in further  discussions  in  connection  with a possible merger. There can be no assurance that any agreement will be reached or that any transaction will be consummated.

         Reference  is further  made to such Item 5 with respect to the guaranty agreement  entered  into by  certain  shareholders  guarantying  repayment  of a
$250,000 loan made by the Registrant to ESS.Com,  L.L.C. One of the holders of a
relatively  small  interest  did  not  execute  the  guaranty   agreement.   The
obligations  of the  guarantors  are  limited  to their  ownership  interest  in
ESS.Com,  L.L.C. and Finger Lakes Technology  Corp.,  which have been pledged to the  Registrant  pursuant  to a Pledge  and  Security  Agreement.  Both of those companies are privately held and have a negative net worth.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                VOICENET, INC.

                                          By:   /s/ Howard J. Messer
                                               -------------------------------
                                                Howard J. Messer,
                                                Chief Financial Officer
                                                and Secretary

Date:  June 12, 2001

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